                                                                    EXHIBIT 25.1
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- --------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------

                                    FORM T-1
                            STATEMENT OF ELIGIBILITY
                    UNDER THE TRUST INDENTURE ACT OF 1939 OF
                   A CORPORATION DESIGNATED TO ACT AS TRUSTEE
                            ------------------------

                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                              SECTION 305(B)(2)___
                            ------------------------

                         UNITED STATES TRUST COMPANY OF
                                    NEW YORK
              (EXACT NAME OF TRUSTEE AS SPECIFIED IN ITS CHARTER)

                  NEW YORK                                      13-5459866
      (JURISDICTION OF INCORPORATION OR                      (I.R.S. EMPLOYER
  ORGANIZATION IF NOT A U.S. NATIONAL BANK)                 IDENTIFICATION NO.)

            114 WEST 47TH STREET
             NEW YORK, NEW YORK                                 10036-1532
  (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                      (ZIP CODE)

                            ------------------------

                           FOOD 4 LESS HOLDINGS, INC.
              (EXACT NAME OF OBLIGOR AS SPECIFIED IN ITS CHARTER)

                  DELAWARE                                      95-4222386
       (STATE OR OTHER JURISDICTION OF                       (I.R.S. EMPLOYER
       INCORPORATION OR ORGANIZATION)                       IDENTIFICATION NO.)

         777 SOUTH HARBOR BOULEVARD
            LA HABRA, CALIFORNIA                                   90631
  (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                      (ZIP CODE)

                            ------------------------

                               ALPHA BETA COMPANY
             (EXACT NAME OF GUARANTOR AS SPECIFIED IN ITS CHARTER)

                 CALIFORNIA                                     95-1456805
       (STATE OR OTHER JURISDICTION OF                       (I.R.S. EMPLOYER
       INCORPORATION OR ORGANIZATION)                       IDENTIFICATION NO.)

         777 SOUTH HARBOR BOULEVARD
            LA HABRA, CALIFORNIA                                   90631
  (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                      (ZIP CODE)

                            ------------------------

                        BAY AREA WAREHOUSE STORES, INC.
             (EXACT NAME OF GUARANTOR AS SPECIFIED IN ITS CHARTER)

                 CALIFORNIA                                     93-1087199
       (STATE OR OTHER JURISDICTION OF                       (I.R.S. EMPLOYER
       INCORPORATION OR ORGANIZATION)                       IDENTIFICATION NO.)

         777 SOUTH HARBOR BOULEVARD
            LA HABRA, CALIFORNIA                                   90631
  (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                      (ZIP CODE)

                            ------------------------

                               BELL MARKETS, INC.
             (EXACT NAME OF GUARANTOR AS SPECIFIED IN ITS CHARTER)

                 CALIFORNIA                                     94-1569281
       (STATE OR OTHER JURISDICTION OF                       (I.R.S. EMPLOYER
       INCORPORATION OR ORGANIZATION)                       IDENTIFICATION NO.)

         777 SOUTH HARBOR BOULEVARD
            LA HABRA, CALIFORNIA                                   90631
  (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                      (ZIP CODE)

                            ------------------------

                                    CALA CO.
             (EXACT NAME OF GUARANTOR AS SPECIFIED IN ITS CHARTER)

                  DELAWARE                                      95-4200005
       (STATE OR OTHER JURISDICTION OF                       (I.R.S. EMPLOYER
       INCORPORATION OR ORGANIZATION)                       IDENTIFICATION NO.)

         777 SOUTH HARBOR BOULEVARD
            LA HABRA, CALIFORNIA                                   90631
  (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                      (ZIP CODE)

                            ------------------------

                                CALA FOODS, INC.
             (EXACT NAME OF GUARANTOR AS SPECIFIED IN ITS CHARTER)

                 CALIFORNIA                                     94-1342664
       (STATE OR OTHER JURISDICTION OF                       (I.R.S. EMPLOYER
       INCORPORATION OR ORGANIZATION)                       IDENTIFICATION NO.)

         777 SOUTH HARBOR BOULEVARD
            LA HABRA, CALIFORNIA                                   90631
  (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                      (ZIP CODE)

                            ------------------------

                                 FALLEY'S INC.
             (EXACT NAME OF GUARANTOR AS SPECIFIED IN ITS CHARTER)

                   KANSAS                                       48-0605992
       (STATE OR OTHER JURISDICTION OF                       (I.R.S. EMPLOYER
       INCORPORATION OR ORGANIZATION)                       IDENTIFICATION NO.)

         777 SOUTH HARBOR BOULEVARD
            LA HABRA, CALIFORNIA                                   90631
  (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                      (ZIP CODE)

                            ------------------------

                        FOOD 4 LESS OF CALIFORNIA, INC.
             (EXACT NAME OF GUARANTOR AS SPECIFIED IN ITS CHARTER)

                 CALIFORNIA                                     33-0293011
       (STATE OR OTHER JURISDICTION OF                       (I.R.S. EMPLOYER
       INCORPORATION OR ORGANIZATION)                       IDENTIFICATION NO.)

         777 SOUTH HARBOR BOULEVARD
            LA HABRA, CALIFORNIA                                   90631
  (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                      (ZIP CODE)

                            ------------------------

                              FOOD 4 LESS GM, INC.
             (EXACT NAME OF GUARANTOR AS SPECIFIED IN ITS CHARTER)

                 CALIFORNIA                                     95-4390407
       (STATE OR OTHER JURISDICTION OF                       (I.R.S. EMPLOYER
       INCORPORATION OR ORGANIZATION)                       IDENTIFICATION NO.)

         777 SOUTH HARBOR BOULEVARD
            LA HABRA, CALIFORNIA                                   90631
  (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                      (ZIP CODE)

                            ------------------------

                        FOOD 4 LESS MERCHANDISING, INC.
             (EXACT NAME OF GUARANTOR AS SPECIFIED IN ITS CHARTER)

                 CALIFORNIA                                     33-0483193
       (STATE OR OTHER JURISDICTION OF                       (I.R.S. EMPLOYER
       INCORPORATION OR ORGANIZATION)                       IDENTIFICATION NO.)

         777 SOUTH HARBOR BOULEVARD
            LA HABRA, CALIFORNIA                                   90631
  (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                      (ZIP CODE)

                            ------------------------

                    FOOD 4 LESS OF SOUTHERN CALIFORNIA, INC.
             (EXACT NAME OF GUARANTOR AS SPECIFIED IN ITS CHARTER)

                  DELAWARE                                      33-0483203
       (STATE OR OTHER JURISDICTION OF                       (I.R.S. EMPLOYER
       INCORPORATION OR ORGANIZATION)                       IDENTIFICATION NO.)

         777 SOUTH HARBOR BOULEVARD
            LA HABRA, CALIFORNIA                                   90631
  (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                      (ZIP CODE)

                            ------------------------

                      % SENIOR SUBORDINATED NOTES DUE 2005
                      (TITLE OF THE INDENTURE SECURITIES)

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

                                    GENERAL

 1. GENERAL INFORMATION

    Furnish the following information as to the trustee:

    (a) Name and address of each examining or supervising authority to which it is subject.

        Federal Reserve Bank of New York (2nd District), New York, New York (Board of Governors of the Federal Reserve System).

        Federal Deposit Insurance Corporation, Washington, D.C.

        New York State Banking Department, Albany, New York

    (b) Whether it is authorized to exercise corporate trust powers.

        The trustee is authorized to exercise corporate trust powers.

 2. AFFILIATIONS WITH THE OBLIGOR

    If the obligor is an affiliate of the trustee, describe each such affiliation.

    None.

    3, 4, 5, 6, 7, 8, 9, 10, 11, 12, 13, 14 and 15.

    Food for Less Supermarkets, Inc. and each of the Guarantors are currently not in default under any of its outstanding securities for which United States Trust Company of New York is Trustee. Accordingly, responses to Items 3, 4, 5, 6, 7, 8, 9, 10, 11, 12, 13, 14 and 15 of Form T-1 are not
    required under General Instruction B.

16. LIST OF EXHIBITS

    T-1.1   --  "Chapter 204, Laws of 1853, An Act to Incorporate the United States Trust
                Company of New York, as Amended", is incorporated by reference to Exhibit
                T-1.1 to Form T-1 filed on September 20, 1991 with the Securities and Exchange
                Commission (the "Commission") pursuant to the Trust Indenture Act of 1939
                (Registration No. 2221291).
    T-1.2   --  The trustee was organized by a special act of the New York Legislature in 1853 prior to the time that the New York Banking Law was revised to require a
                Certificate of authority to commence business. Accordingly, under New York
                Banking Law, the Charter (Exhibit T.1.1) constitutes an equivalent of a certificate of authority to commence business.
    T-1.3   --  The authorization of the trustee to exercise corporate trust powers is contained in the Charter (Exhibit T-1.1).

    T-1.4   --  The By-laws of the United States Trust Company of New York, as amended to date, are incorporated by reference to Exhibit T-1.4 to Form T-1 filed on
                September 20, 1991 with the Commission pursuant to the Trust Indenture Act of
                1939 (Registration No. 2221291).
    T-1.6   --  The consent of the trustee required by Section 321(b) of the Trust Indenture
                Act of 1939, as amended by the Trust Indenture Reform Act of 1990.
    T-1.7   --  A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority.

                                      NOTE

As of December 16, 1994, the trustee had 2,999,020 shares of Common Stock outstanding, all of which are owned by its parent company, U.S. Trust Corporation. The term "trustee" in Item 2, refers to each of United States Trust Company of New York and its parent company, U.S. Trust Corporation.

In answering Item 2 in this statement of eligibility and qualification, as to matters peculiarly within the knowledge of the obligor or its directors, the trustee has relied upon information furnished to it by the obligor and will rely on information to be furnished by the obligor and the trustee disclaims responsibility for the accuracy or completeness of such information.

Pursuant to the requirements of the Trust Indenture Act of 1939, the trustee, United States Trust Company of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York, and State of New York, on the 6th day of January, 1995.

                                          UNITED SATES TRUST COMPANY OF
                                          NEW YORK, Trustee

                                          By:    /s/ CHRISTINE C. COLLINS
                                              -------------------------------
                                                    Christine C. Collins
                                                  Assistant Vice President

                                                                   EXHIBIT T-1.6

             The consent of the trustee required by Section 321(b)
                                  of the Act.

                    United States Trust Company of New York
                              114 West 47th Street
                            New York, New York 10036

March 31, 1992

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

Gentlemen:

     Pursuant to the provisions of Section 321(b) of the Trust Indenture Act of 1939, as amended by the Trust Indenture Reform Act of 1990, and subject to the limitations set forth therein, United States Trust Company of New York ("U.S. Trust") hereby consents that reports of examinations of U.S. Trust by Federal, State, Territorial or District authorities may be furnished by such authorities to the Securities and Exchange Commission upon request therefor.

                                          Very truly yours,

                                          UNITED STATES TRUST COMPANY OF
                                          NEW YORK

                                          By:      /s/  GERARD F. GANEY
                                              --------------------------------
                                                      Gerard F. Ganey
                                                   Senior Vice President

                      CONSOLIDATED REPORT OF CONDITION OF
                    UNITED STATES TRUST COMPANY OF NEW YORK

and Foreign and Domestic Subsidiaries, a member of the Federal Reserve System, at the close of business of September 30, 1994, published in accordance with a call made by the Federal Reserve Bank of the District pursuant to the provisions of the Federal Reserve Act.

                                                                                             DOLLAR AMOUNTS
                                                                                              IN THOUSANDS
                                                                                             --------------
                                   ASSETS
Cash and balances due from depository institutions:
  Noninterest-bearing balances and currency and coin.........................                  $  356,398
  Interest-bearing balances..................................................                      70,000
Held-to-maturity securities..................................................                     488,254
Available-for-sale Securities................................................                   1,021,191
Federal funds sold and securities purchased under agreements to resell in domestic offices of the bank and of its Edge and Agreements subsidiaries, and in IBFs:
Federal funds sold...........................................................                      24,448
Securities purchased under agreements to resell..............................                           0
Loans and lease financing receivables:
  Loans and leases, net of unearned income...................................  1,392,864
  LESS: Allowance for loan and lease losses..................................     12,619
  LESS: Allocated transfer risk reserve......................................                           0
  Loans and leases, net of unearned income, allowance and reserve............                   1,380,245
Assets held in trading accounts..............................................                           0
Premises and fixed assets (including capitalized leases).....................                      95,900
Other real estate owned......................................................                      11,418
Investments in unconsolidated subsidiaries and associated companies..........                         581
Customers' liability to this bank on acceptances outstanding.................                           0
Intangible assets............................................................                       1,854
Other assets.................................................................                     123,230
                                                                                               ----------
         TOTAL ASSETS........................................................                  $3,533,519
                                                                                               ==========

                                 LIABILITIES
Deposits:
In domestic offices..........................................................                  $2,032,684
  Noninterest-bearing........................................................    898,457
  Interest-bearing...........................................................  1,134,227
In foreign offices, Edge and Agreement subsidiaries, and IBs.................                       7,611
  Noninterest-bearing........................................................          0
  Interest-bearing...........................................................      7,611
Federal funds purchased and securities sold under agreements to repurchase in domestic offices of the bank and of its Edge and Agreement subsidiaries, and in IBFs:
Federal funds purchased......................................................                   1,148,301
Securities sold under agreements to repurchase...............................                       8,009
Demand notes issued to the U.S. Treasury.....................................                       2,000
Trading Liabilities..........................................................                           0
Other borrowed money:
  With original maturity of one year or less.................................                      35,035
  With original maturity of more than one year...............................                           0
Mortgage indebtedness and obligations under capitalized leases...............                       1,243
Bank's liability on acceptances executed and outstanding.....................                           0
Subordinated notes and debentures............................................                      12,453
Other Liabilities............................................................                      84,934
                                                                                               ----------
Total Liabilities............................................................                  $3,332,360
Limited-life preferred stock and related surplus.............................                           0
                               EQUITY CAPITAL
Perpetual preferred stock and related surplus................................                           0
Common stock.................................................................                  $   14,995
Surplus......................................................................                      41,500
Undivided profits and capital reserves.......................................                     148,014
Net unrealized holding gains (losses) on available-for-sale securities.......                      (3,350)
Cumulative foreign currency translation adjustments..........................                           0
Total equity capital.........................................................                  $  201,159
                                                                                               ----------
Total Liabilities, limited-life preferred stock, and equity capital..........                  $3,533,519
                                                                                               ==========

     I, RICHARD E. BRINKMANN, SENIOR VICE PRESIDENT & CONTROLLER, of the above-named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true to the best of my knowledge and belief.

                                          RICHARD E. BRINKMANN,
                                          SVP & CONTROLLER
                                          October 31, 1994

     We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true and correct.

                                          H. MARSHALL SCHWARZ
                                          JEFFERY S. MAURER
                                          FREDERICK S. WONHAM
                                          Directors